UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 17, 2005
PARLEX CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	0-12942	04-2464749

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

ONE PARLEX PLACE, METHUEN, MA	01844

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 685-4341.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
The Asset Purchase Agreement
Parlex Corporation (the “Company”), a Massachusetts corporation, announced that it has entered into an Asset Purchase Agreement, dated as of August 17, 2005 (the “Asset Purchase Agreement”), with Amphenol Corporation, a Delaware corporation (“Amphenol”). Pursuant to the terms of the Asset Purchase Agreement, Amphenol acquired all of Parlex’s rights in its open purchase orders (the “Purchase Orders”) and associated tooling, data, product drawings and files that relate to the business that it conducts in its Methuen, Massachusetts facility for the design, manufacture and sale of multilayer printed circuit boards and assemblies directly to original equipment manufacturers, or indirectly through distributors or subcontractors, solely in the military, aerospace, and industrial markets, including, but not limited to, those requiring MIL Standard 50884 certification (the “Multilayer Business”), Amphenol paid a purchase price of $1,551,500.00 and assumed certain Parlex liabilities related thereto. The Asset Purchase Agreement further provides that Amphenol may acquire, in its sole discretion, some or all of the equipment related to the Multilayer Business for a purchase price of up to $816,903 and shall purchase from Parlex in the future all raw materials, components, hardware, packaging materials that have been purchased from third parties, and semi finished products and work in progress that are necessary for Amphenol to manufacture the multilayer product for the Purchase Orders. The Asset Purchase Agreement also provides for a team of employees from both Parlex and Amphenol to develop and coordinate a plan for the transitioning of the Multilayer Business to Amphenol.
There are no material relationships between Parlex and Amphenol or any of Parlex’s affiliates, directors or officers (or any associate of any such director or officer), other than by virtue of the Asset Purchase Agreement. The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement filed as Exhibit 2.1 and incorporated herein by reference.
Section 8 — Other Events
Item 8.01 Other Events
On August 18, 2005, the Company issued a press release announcing the execution of the Asset Purchase Agreement, a copy of which is filed as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) The following Exhibits are filed as part of this report:

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2.1	Asset Purchase Agreement, dated as of August 17, 2005 among Parlex Corporation and Amphenol Corporation

99.1	Press Release dated August 18, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLEX CORPORATION (Registrant)

	By:	/s/ Jonathan R. Kosheff

Date: August 18, 2005	Name: Jonathan R. Kosheff
Title: Chief Financial Officer

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